United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 30, 2018

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 30, 2018, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Fidelity National Information Services, Inc. (the “Company”), the shareholders of the Company approved an amendment and restatement of the Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan (as amended and restated, the “Amended Plan”). The Amended Plan expressly allows the establishment of an employee stock purchase program under the Amended Plan and includes updates to the share reserve counting mechanics and the provisions prohibiting repricing of stock options and stock appreciation rights. A more detailed summary of the principal features of the Amended Plan can be found in the Company's proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2018. The descriptions of the Amended Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended Plan, which was filed as Annex A to the Proxy Statement and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 30, 2018. At the Annual Meeting, the shareholders of the Company approved the following matters submitted to them for consideration:

1.
The Company's shareholders elected all persons nominated as directors to serve until the Company’s 2019 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Ellen R. Alemany	269,709,450	3,460,343	228,979	19,993,391
Keith W. Hughes	263,410,903	9,749,017	238,852	19,993,391
David K. Hunt	263,681,401	9,479,307	238,064	19,993,391
Stephan A. James	271,440,650	1,717,419	240,703	19,993,391
Leslie M. Muma	271,370,003	1,791,930	236,839	19,993,391
Gary A. Norcross	266,102,239	6,807,154	489,379	19,993,391
Louise M. Parent	272,648,437	514,671	235,664	19,993,391
James B. Stallings, Jr.	272,045,788	1,117,096	235,888	19,993,391

2.
The Company’s shareholders voted upon and approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 152,116,617 votes for, 120,802,688 votes against, 479,467 abstentions and 19,993,391 broker non-votes.

3.
The Company’s shareholders voted upon and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018, with 290,356,506 votes for, 2,759,176 votes against and 276,481 abstentions.

4.
The Company’s shareholders voted upon and approved the amendment and restatement of the 2008 Omnibus Incentive Plan to provide for the issuance of Employee Stock Purchase Plan awards under the Omnibus Incentive Plan rather than maintaining a separate plan, with 266,369,385 votes for, 6,472,270 votes against, 557,117 abstentions and 19,993,391 broker non-votes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 1, 2018	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Corporate Executive Vice President and
Chief Legal Officer